[Logo]  MFS(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)




                         MFS(R) GLOBAL ASSET
                         ALLOCATION FUND
                         (FORMERLY MFS(R) WORLD ASSET ALLOCATION FUND) ANNUAL REPORT O AUGUST 31, 1998







              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 43)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary ....................................................... 11
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 24
Notes to Financial Statements ............................................. 31
Independent Auditors' Report .............................................. 41
Trustees and Officers ..................................................... 45

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF -1.72%, CLASS B SHARES -2.23%, CLASS C SHARES -2.21%, AND CLASS I SHARES -1.21%. (PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o A SIGNIFICANT CHANGE IN THE FUND'S HOLDINGS WAS MADE THIS JULY WHEN ITS EXPOSURE TO INTERNATIONAL AND U.S. EQUITIES WAS REDUCED, BASED ON RESEARCH SUGGESTING A POTENTIAL GLOBAL RECESSION AND THAT EQUITIES WOULD SUFFER AS A RESULT OF DECLINING EARNINGS BY COMPANIES AROUND THE WORLD.

   o THE FUND HAS REDUCED ITS EXPOSURE TO THE MOST VOLATILE EMERGING MARKETS. WE ANTICIPATE THAT PRICES COULD COME DOWN FURTHER IN EMERGING MARKETS AND AT SOME POINT THEY MAY ONCE AGAIN PROVIDE A BUYING OPPORTUNITY.

   o ON AUGUST 24, 1998, THE NAME OF THE FUND WAS CHANGED TO MFS(R) GLOBAL ASSET ALLOCATION FUND. THE FUND'S INVESTMENT OBJECTIVE REMAINS THE SAME.


   -------------------------------------------------------------------------
      NOT FDIC INSURED         MAY LOSE VALUE           NO BANK GUARANTEE
   -------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------


[Photo of Jeffrey L. Shames]


----------------------------
      Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

---------------------------

[Photo of James T. Swanson]

---------------------------
     James T. Swanson

Dear Shareholders,
For the 12 months ended August 31, 1998, Class A shares of the Fund provided a total return of -1.72%, Class B shares -2.23%, Class C shares -2.21%, and Class I shares -1.21%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to returns of 8.05% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance; 0.13% for the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, an index of international stocks; 10.48% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, government-agency, corporate, and mortgage-backed securities; and 7.62% for the J.P. Morgan Non-Dollar Government Bond Index, an international bond index.

The past 12 months have been marked by a series of widely varied world economic events. The strength of the U.S. and European stock markets has been offset by continuing troubles in Asia and Japan and Russia's current economic turmoil. The problems in these regions are now impacting corporate earnings both domestically and abroad, and we've witnessed a corresponding weakness in stock prices. However, the Fund was prepared for these events, and our relative performance over the past year has held up despite the global pressures. We believe the Fund's flexible investment philosophy may provide additional protection for investors in a choppy international environment.

A significant change to the portfolio came in July of this year when the Asset Allocation Committee moved to reduce the Fund's exposure to international and U.S. equities, based on research we gathered from our emerging market analysts. This research suggested that we might be moving closer to a global recession and that equities would suffer as a result of declining earnings by companies around the world. The assets that we removed from the equity markets were placed in long-duration U.S. Treasury bonds, which have been outperforming the market thanks in large part to a global flight to the credit quality and safety they represent. We will shift assets in and out of U.S. Treasuries on an ongoing basis, with the intent of selectively moving back into equities as we uncover good opportunities based on our fundamental research.

We have reduced exposure to the most volatile of emerging markets but we will be watchful for buying opportunities when world fears subside.

The appeal of this Fund in turbulent times is that it is managed without any attempt to guess or time world financial markets. The Fund has sought to balance its long-term and short-term performance by employing a strategy of shifting relatively expensive assets to relatively cheap assets. In this way we seek to avoid the peaks and valleys created by month-to-month volatility in the world's stock and credit markets. Our investments are not highly correlated and therefore will often move independently of each other. So, in troubled times, asset allocation funds may provide an attractive investment option for people concerned about volatility. MFS' commitment to worldwide research gives us access to a rich source of information to which Fund shareholders would not ordinarily be privy.

Respectfully,

/s/ James T. Swanson

    James T. Swanson
    On behalf of the Asset
    Allocation Committee

U.S. STOCK MARKET -- 14%

Our holdings in U.S. equities range across a variety of industries and incorporate both value and growth strategies. Major holdings in the portfolio include Rite Aid, Tyco International, Microsoft, BMC Software, and WorldCom. Currently, our top four sectors are technology (23.2% of U.S. equities), retailing (17.8%), health care (13.3%), and leisure (11.0%). Our Fund positioning remains conservative, with a focus on companies that we view as being insulated from rapidly weakening foreign economies. We believe this positioning is increasingly important in an environment of low inflation, declining investor confidence, and lowered earnings expectations.
                                                              -- Stephen Pesek

LARGEST HOLDINGS AS OF 8/31/98
--------------------------------------------------------------------------------
Tyco International (Computer software -- systems)                         5.8%
--------------------------------------------------------------------------------
Rite Aid Corp. (Drug stores)                                              5.5%
--------------------------------------------------------------------------------
Microsoft Corp. (Computer software)                                       3.7%
--------------------------------------------------------------------------------
CVS Corp. (Drug stores)                                                   2.4%
--------------------------------------------------------------------------------
Affiliated Computer (Information processing services)                     2.3%
--------------------------------------------------------------------------------

INTERNATIONAL STOCK MARKETS -- 44%

The key components of the recent bull market were low inflation, low interest rates, and growing corporate earnings. While we are heartened by the persistent lack of inflation on the world scene, early this summer we saw a marked trend toward lower corporate earnings resulting from a "ripple effect" from the troubled economies in Asia. This development affected how we allocated our international equity resources and, as noted above, we reduced our international stock exposure to roughly 35% of assets. We've shifted our focus toward what we believe are steady-earning companies that are less impacted by economic cycles and that represent better values today. Overall, the Fund's international equities are invested roughly 75% in Europe, 20% in Asia/Pacific, and 5% in the Americas, mostly in Canada. The Asian investments are largely in globally oriented companies with leading franchises in their markets and include names like Sony. We have made an almost complete exit from the rest of the region, except for our investments in Japan.

While slowing, we still see the earnings growth rates and stock valuations of European companies as being superior to those in the rest of the world. Our top sector is European financial services stocks (we own no Japanese financial stocks), with a bias toward insurance companies rather than banks. Our next largest sectors are consumer staples, technology, and retail. European defense industry stocks are another area in which we've found good companies with steady earnings growth that are being positively affected by structural changes in their industry such as restructuring and consolidation and that are relatively sheltered from fluctuating economic cycles. We've invested in British Aerospace, Saab Aerospace, and Thomson CSF in this industry, and these stocks now comprise about 6% of the portfolio's international equity assets.
                                                          -- David R. Mannheim

LARGEST HOLDINGS AS OF 8/31/98
--------------------------------------------------------------------------------
Canadian National Railway (Transportation -- Canada)                      3.3%
--------------------------------------------------------------------------------
AKZO Nobel N.V. (Chemicals -- Netherlands)                                2.8%
--------------------------------------------------------------------------------
Benckiser N.V. (Consumer products -- Netherlands)                         2.8%
--------------------------------------------------------------------------------
Henkel KGaA (Consumer products -- Germany)                                2.3%
--------------------------------------------------------------------------------
Sony Corp. (Electronics and entertainment -- Japan)                       2.2%
--------------------------------------------------------------------------------

U.S. HIGH YIELD CORPORATE BOND MARKET -- 10%

High-yield bond prices have declined in response to weakness in equity and emerging market bond prices caused by renewed concerns about the ramifications of the economic problems in Asia and Russia. As has historically been the case, high-yield bond prices have been less volatile than equity prices. For example, while the S&P 500 recently fell 12%, the high-yield portion of the Fund was off less than 3% from its peak.

As a result of lower high-yield bond prices and the flight to quality caused by the economic problems in Asia, the spread between the yield on high-yield bonds and U.S. Treasury securities has risen to its widest level in three years. Currently, the high-yield market yields 9.8% compared to 5.4% for the 10-year Treasury, for a spread of 4.4%. At the beginning of the year, the spread was 3.5%. We believe 4.4% is an attractive spread because the economic environment remains favorable for owning high-yield bonds given the general outlook for moderate economic growth and low inflation. (While high-yield bonds may offer higher current income, they are also associated with greater-than-average risk when compared to treasury securities.)

Our largest weighting remains in the telecommunications industry. We believe that many competitive local exchange carriers continue to represent good value given their growth opportunities and the higher yields available in this sector. We have a preference for local exchange carriers such as Colt
Telecommunications, which has extensive fiber networks and experienced management.

Our portfolio remains underweighted in the energy sector, but we have added to this sector as yield spreads have widened in response to depressed oil prices.
                                                          -- Robert J. Manning

LARGEST HOLDINGS AS OF 8/31/98
--------------------------------------------------------------------------------
Iron Mountain, Inc. (Document storage and retrieval)                      0.6%
--------------------------------------------------------------------------------
Silgan, Inc. (Metal and glass containers)                                 0.5%
--------------------------------------------------------------------------------
Hayes Wheels International, Inc. (Automotive parts)                       0.5%
--------------------------------------------------------------------------------
Building Materials Corp. (Building products retailer)                     0.5%
--------------------------------------------------------------------------------
Gaylord Container, Inc. (Packaging)                                       0.5%
--------------------------------------------------------------------------------

U.S. GOVERNMENT BOND MARKET -- 13%

The U.S. government bond market turned in a strong performance during the past 12 months. Both the flight to quality from emerging markets and the continuation of extremely positive inflation news in the United States made this asset class the best performing in the fixed-income arena. Interest rates on 10-year U.S. Treasury bonds fell from 6.38% at the beginning of the year to around 5.00% at the end of August.

With the problems in the global markets of Asia, Russia, and Latin America, the Federal Reserve Board has changed from leaning toward raising rates to possibly reducing rates in upcoming months. As spreads on high-yield and investment-grade corporates have widened to recession-type levels and mortgage prepayments have soared due to lower mortgage rates, we have redeployed domestic assets to the Treasury market.

In early 1998, we moved from a 0% allocation in U.S. government bonds to around 10%. If we see signs of a further slowdown in the pace of U.S. economic activity, we will again increase our allocation to this sector.
                                                       -- Geoffrey L. Kurinsky

INTERNATIONAL BOND MARKETS -- 4%

Given the prospects for global economic recovery and with yields at cyclical lows, we reduced the global fixed-income allocation to zero in favor of domestic fixed-income investments. The past several months have been dominated by the crisis that began late last year in Asia and then spread to Russia and Latin America. The flight to quality has now affected virtually all debt, equity, and currency markets worldwide. Global growth estimates have been revised downward for all developed countries. Although European monetary union remains on schedule for January 1999, the probable short-term convergence interest rate is lower than had been expected. After making significant gains against European currencies, the U.S. dollar has given up all of its gains. Monetary conditions in Japan are expected to remain extremely accommodative for an extended period due to the poor health of the financial sector, but repatriation as well as massive position liquidation has resulted in a short-term strengthening of the yen. Lastly, within the dollar bloc, Australian, New Zealand, and Canadian yield spreads versus the United States have widened significantly. As commodity exporters, these countries are expected to suffer from fears of global deflation even though they exhibited respectable growth earlier this year.
                                                          -- Leslie J. Nanberg

The opinions expressed in this report are those of the members of the Asset Allocation Committee and are only through the end of the period of the report as stated on the cover. The committee's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   THE ASSET ALLOCATION COMMITTEE CONSISTS OF MESSRS. JOHN W. BALLEN, LESLIE J. NANBERG, JEFFREY L. SHAMES, AND JAMES T. SWANSON. THE INDIVIDUALS RESPONSIBLE FOR MANAGING THE ASSETS IN THE ASSET CLASSES ARE AS FOLLOWS:

   GEOFFREY L. KURINSKY JOINED MFS IN 1987 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1988, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND THE BOSTON UNIVERSITY GRADUATE SCHOOL OF MANAGEMENT, HE HAS MANAGED THE INVESTMENT-GRADE FIXED-INCOME PORTION OF THE PORTFOLIO SINCE THE FUND'S INCEPTION.

   DAVID R. MANNHEIM JOINED MFS IN 1988 AS A RESEARCH SPECIALIST AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT -- INVESTMENT IN 1991, VICE PRESIDENT -- INVESTMENTS IN 1992, AND SENIOR VICE PRESIDENT IN 1997. A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, HE HAS MANAGED THE INTERNATIONAL STOCK PORTION OF THE PORTFOLIO SINCE THE FUND'S INCEPTION.

   ROBERT J. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT AND WAS NAMED VICE PRESIDENT -- INVESTMENTS IN 1988, SENIOR VICE PRESIDENT 1993, AND HIGH YIELD FIXED INCOME DEPARTMENT HEAD IN 1997. A GRADUATE OF THE UNIVERSITY OF LOWELL AND THE BOSTON COLLEGE GRADUATE SCHOOL OF MANAGEMENT, HE HAS MANAGED THE HIGH-YIELD FIXED-INCOME PORTION OF THE PORTFOLIO SINCE JUNE 1997.

   LESLIE J. NANBERG JOINED MFS IN 1980 AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1981, VICE PRESIDENT -- INVESTMENTS IN 1983, AND SENIOR VICE PRESIDENT IN 1986. A GRADUATE OF THE UNIVERSITY OF ILLINOIS, NORTHWESTERN UNIVERSITY, AND THE NORTHWESTERN UNIVERSITY GRADUATE SCHOOL OF MANAGEMENT, HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AS WELL AS THE FINANCIAL ANALYSTS FEDERATION. HE HAS MANAGED THE INTERNATIONAL FIXED-INCOME PORTION OF THE PORTFOLIO SINCE THE FUND'S INCEPTION.

   STEPHEN PESEK JOINED MFS IN 1994 AS AN INDUSTRY SPECIALIST AND THAT YEAR WAS NAMED VICE PRESIDENT -- INVESTMENTS. A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND COLUMBIA UNIVERSITY, HE IS A CHARTERED FINANCIAL ANALYST AND HAS MANAGED THE U.S. EQUITY PORTION OF THE PORTFOLIO SINCE SEPTEMBER 1997.

   JAMES T. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT -- INVESTMENTS AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. A GRADUATE OF COLGATE
   UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE IS A CHARTERED FINANCIAL ANALYST AND HAS OVERSEEN MFS(R) GLOBAL ASSET ALLOCATION FUND SINCE ITS INCEPTION.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 SEEKS LONG-TERM TOTAL RETURN THROUGH INVESTMENTS IN
                             EQUITY AND FIXED-INCOME SECURITIES, PLUS LOW SHARE
                             PRICE VOLATILITY AND RISK COMPARED TO AN AGGRESSIVE
                             EQUITY/FIXED-INCOME FUND.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     JULY 22, 1994

  CLASS INCEPTION:           CLASS A JULY 22, 1994
                             CLASS B JULY 22, 1994
                             CLASS C JULY 22, 1994
                             CLASS I JANUARY 7, 1997

  SIZE:                      $282.2 MILLION NET ASSETS AS OF AUGUST 31, 1998


PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from August 1, 1994, through August 31, 1998)

               MFS
             Global
              Asset       S&P       Lehman                  Consumer
           Allocation     500      Brothers      MSCI        Price
            Fund --    Composite   Aggregate     EAFE        Index
            Class A      Index    Bond Index    Index       -- U.S.
           ----------  ---------  ----------    -----       -------
8/94        $ 9,524     $10,000     $10,000     $10,000     $10,000
8/95         10,844      12,643      11,144      10,320      10,303
8/96         12,387      15,010      11,601      11,166      10,598
8/97         14,328      21,112      12,765      12,211      10,836
8/98         14,081      22,821      14,110      12,227      11,011


AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A

                                                          1 Year          3 Years    10 Years/Life*
---------------------------------------------------------------------------------------------------
Average Annual Total Return                              - 1.72%          + 9.10%           +10.00%
---------------------------------------------------------------------------------------------------
SEC Results                                              - 6.39%          + 7.34%           + 8.70%
---------------------------------------------------------------------------------------------------

CLASS B

                                                          1 Year          3 Years    10 Years/Life*
---------------------------------------------------------------------------------------------------
Average Annual Total Return                              - 2.23%          + 8.50%           + 9.32%
---------------------------------------------------------------------------------------------------
SEC Results                                              - 5.71%          + 7.66%           + 8.95%
---------------------------------------------------------------------------------------------------

CLASS C

                                                          1 Year          3 Years    10 Years/Life*
---------------------------------------------------------------------------------------------------
Average Annual Total Return                              - 2.21%          + 8.53%           + 9.37%
---------------------------------------------------------------------------------------------------
SEC Results                                              - 3.08%          + 8.53%           + 9.37%
---------------------------------------------------------------------------------------------------

CLASS I

                                                          1 Year          3 Years    10 Years/Life*
---------------------------------------------------------------------------------------------------
Average Annual Total Return                              - 1.21%          + 9.39%           +10.21%
---------------------------------------------------------------------------------------------------

COMPARATIVE INDICES

                                                          1 Year          3 Years     10 Years/Life
---------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index+                    +10.48%          + 8.19%           + 8.79%
---------------------------------------------------------------------------------------------------
MSCI EAFE Index+                                         + 0.13%          + 5.81%           + 5.05%
---------------------------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Government Bond Index**           + 7.62%          + 4.39%           + 7.13%
---------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                   + 8.05%          +21.76%           +22.38%
---------------------------------------------------------------------------------------------------
Consumer Price Index+#                                   + 1.61%          + 2.24%           + 2.39%
---------------------------------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations, July 22, 1994, through
  August 31, 1998.
 +Source: CDA/Wiesenberger. "Life" refers to the period from August 1, 1994, through August 31,
  1998.
**Source: Lipper Analytical Services, Inc. "Life" refers to the period from August 1, 1994, through
  August 31, 1998.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1998

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                 14.0%
TECHNOLOGY                         13.4%
CONSUMER STAPLES                   10.5%
RETAILING                          10.3%
HEALTH CARE                         9.0%

Portfolio information is as of August 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1998

Stocks - 57.8%
------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                   VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 14.3%
  Aerospace - 0.1%
    Gulfstream Aerospace Corp.*                                          8,300            $    291,538
------------------------------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Monsanto Co.                                                         4,400            $    240,625
------------------------------------------------------------------------------------------------------
  Broadcasting - 0.2%
    Heftel Broadcasting Corp., "A"*                                      9,700            $    293,425
    Jacor Communications, Inc.*                                          4,200                 247,800
                                                                                          ------------
                                                                                          $    541,225
------------------------------------------------------------------------------------------------------
  Business Machines - 0.3%
    Affiliated Computer Services, Inc., "A"*                            29,900            $    977,356
------------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    Ceridian Corp.*                                                     14,000            $    679,000
    CKE Restaurants, Inc.                                               11,400                 353,400
    Computer Sciences Corp.                                             13,900                 786,219
                                                                                          ------------
                                                                                          $  1,818,619
------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    Dell Computer Corp.*                                                 1,000            $    100,000
    EMC Corp.*                                                          18,300                 826,931
                                                                                          ------------
                                                                                          $    926,931
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Compaq Computer Corp.                                               11,500            $    321,281
    Microsoft Corp.*                                                    16,100               1,544,594
                                                                                          ------------
                                                                                          $  1,865,875
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.4%
    BMC Software, Inc.*                                                 23,000            $    973,187
    Cadence Design Systems, Inc.*                                       24,400                 515,450
    Computer Associates International, Inc.                             20,550                 554,850
    Compuware Corp.*                                                    19,900                 904,206
    Oracle Corp.*                                                       18,500                 368,844
    Policy Management Systems Corp.*                                    13,800                 576,150
                                                                                          ------------
                                                                                          $  3,892,687
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.5%
    Clorox Co.                                                           1,000            $     96,437
    Dial Corp.                                                           6,200                 120,900
    Philip Morris Cos., Inc.                                            12,900                 536,156
    Revlon, Inc., "A"*                                                  15,500                 558,969
    Service Corp. International                                         16,200                 548,775
    Tyco International Ltd.                                             43,420               2,409,810
                                                                                          ------------
                                                                                          $  4,271,047
------------------------------------------------------------------------------------------------------
  Containers
    Sealed Air Corp.*                                                    1,200            $     43,200
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    General Electric Co.                                                 7,000            $    560,000
------------------------------------------------------------------------------------------------------
  Entertainment - 1.0%
    CBS Corp.                                                            5,400            $    140,400
    MediaOne Group, Inc.*                                               13,400                 549,400
    Mirage Resorts, Inc.*                                               15,300                 227,588
    Time Warner, Inc.                                                   10,300                 827,862
    Univision Communications, Inc., "A"*                                14,200                 378,075
    Viacom, Inc., "B"*                                                  12,300                 610,388
                                                                                          ------------
                                                                                          $  2,733,713
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.3%
    Federal Home Loan Mortgage Corp.                                    13,900            $    549,050
    Morgan Stanley, Dean Witter & Co.                                    3,600                 209,025
                                                                                          ------------
                                                                                          $    758,075
------------------------------------------------------------------------------------------------------
    Food and Beverage Products - 0.1%
      Hershey Foods Corp.                                                3,200            $    224,000
      McCormick & Co., Inc.                                              3,000                  87,187
      McDonalds Corp.                                                    2,300                 128,944
                                                                                          ------------
                                                                                          $    440,131
------------------------------------------------------------------------------------------------------
  Insurance - 0.9%
    American International Group, Inc.                                   1,500            $    115,969
    Conseco, Inc.                                                        7,480                 206,635
    Equitable Cos., Inc.                                                 5,300                 303,094
    Life Re Corp.                                                        4,700                 421,825
    Lincoln National Corp.                                               6,800                 584,800
    Progressive Corp.                                                    2,600                 253,337
    ReliaStar Financial Corp.                                           16,600                 651,550
                                                                                          ------------
                                                                                          $  2,537,210
------------------------------------------------------------------------------------------------------
  Insured Health Care Revenue
    Humana, Inc.*                                                        4,500            $     58,500
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.3%
    American Home Products Corp.                                         6,300            $    315,787
    Boston Scientific Corp.*                                             2,300                 159,275
    Bristol-Myers Squibb Co.                                             5,400                 528,525
    Cardinal Health, Inc.                                                4,900                 428,750
    Guidant Corp.                                                        1,800                 111,150
    McKesson Corp.                                                       3,500                 262,500
    Pfizer, Inc.                                                         3,000                 279,000
    Schering Plough Corp.                                                9,100                 782,600
    Warner-Lambert Co.                                                  11,100                 724,275
                                                                                          ------------
                                                                                          $  3,591,862
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    Columbia/HCA Healthcare Corp.                                        8,900            $    200,806
    HBO & Co.                                                           18,900                 401,625
    HealthSouth Corp.*                                                  30,600                 579,488
    United Healthcare Corp.                                             15,800                 570,775
                                                                                          ------------
                                                                                          $  1,752,694
------------------------------------------------------------------------------------------------------
  Office Equipment - 0.3%
    Office Depot, Inc.*                                                 20,500            $    522,750
    Xerox Corp.                                                          2,800                 245,875
                                                                                          ------------
                                                                                          $    768,625
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    Scholastic Corp.*                                                    8,700            $    337,125
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Cendant Corp.*                                                      41,900            $    484,469
------------------------------------------------------------------------------------------------------
  Retail - 0.8%
    BJ's Wholesale Club, Inc.*                                          13,300            $    448,875
    Fred Meyer, Inc.*                                                   23,600                 927,775
    Lowes Co., Inc.                                                     18,800                 659,175
    TJX Cos., Inc.                                                       6,000                 133,875
                                                                                          ------------
                                                                                          $  2,169,700
------------------------------------------------------------------------------------------------------
  Stores - 1.2%
    CVS Corp.                                                           27,600            $  1,003,950
    Linens ' N Things, Inc.*                                             3,200                  74,800
    Rite Aid Corp.                                                      63,200               2,287,050
                                                                                          ------------
                                                                                          $  3,365,800
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Giant Food Inc., "A"                                                 8,400            $    357,000
    Kroger Co.*                                                          4,500                 202,500
    Safeway, Inc.*                                                      20,002                 787,579
                                                                                          ------------
                                                                                          $  1,347,079
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.4%
    AirTouch Communications, Inc.*                                       1,700            $     95,625
    Ascend Communications, Inc.*                                        11,900                 418,731
    Century Telephone Enterprises, Inc.                                 17,650                 800,869
    Cisco Systems, Inc.*                                                 9,750                 798,281
    Global TeleSystems Group, Inc.*                                      7,200                 230,400
    Lucent Technologies, Inc.                                            4,200                 297,675
    Networks Associates Inc.*                                            9,000                 290,250
    WorldCom, Inc.*                                                     23,700                 970,219
                                                                                          ------------
                                                                                          $  3,902,050
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    AES Corp.*                                                           9,600            $    261,600
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    Sprint Corp.                                                         5,600            $    375,550
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $ 40,313,286
------------------------------------------------------------------------------------------------------
Foreign Stocks - 43.5%
  Australia - 1.6%
    Q.B.E. Insurance Group Ltd. (Insurance)                            887,668            $  2,835,797
    Seven Network Ltd. (Entertainment)                                 553,000               1,612,366
                                                                                          ------------
                                                                                          $  4,448,163
------------------------------------------------------------------------------------------------------
  Bermuda - 0.1%
    Ace Ltd. (Insurance)                                                13,000            $    377,000
------------------------------------------------------------------------------------------------------
  Brazil - 0.7%
    Companhia Electricas est Rio de Janeiro
      (Utilities - Electric)*                                        1,804,600            $    567,340
    Companhia Paranaense de Energia, ADR
      (Utilities - Electric)                                           108,000                 594,000
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                              11,500                 812,906
                                                                                          ------------
                                                                                          $  1,974,246
------------------------------------------------------------------------------------------------------
  Canada - 2.2%
    Canadian National Railway Co. (Railroads)                          118,500            $  5,339,906
    T. Eaton Co., Ltd. (Stores)*                                       122,000                 754,431
                                                                                          ------------
                                                                                          $  6,094,337
------------------------------------------------------------------------------------------------------
  Chile - 0.6%
    Chilectra S.A., ADR (Utilities - Electric)                         101,900            $  1,636,514
------------------------------------------------------------------------------------------------------
  Finland - 2.1%
    Tieto Corp. (Computer Software - Systems)                           53,200            $  1,689,394
    Helsingin Puhelin Oyj (Telecommunications)                          28,300               1,200,004
    Huhtamaki Oy Group (Food and Beverage Products)                     21,700                 993,107
    Pohjola Insurance Group (Insurance)                                 52,800               1,952,852
                                                                                          ------------
                                                                                          $  5,835,357
------------------------------------------------------------------------------------------------------
  France - 4.0%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                 17,400            $    525,262
    Television Francaise (Broadcasting)                                 18,100               2,682,391
    Thomson CSF (Aerospace)                                             73,000               2,496,668
    Total S.A., "B" (Oils)                                              23,800               2,393,116
    Union des Assurances Federales S.A. (Insurance)                     23,700               3,214,922
                                                                                          ------------
                                                                                          $ 11,312,359
------------------------------------------------------------------------------------------------------
  Germany - 2.3%
    Henkel KGaA (Chemicals)                                             46,300            $  3,711,370
    Wella AG (Consumer Goods and Services)*                              3,000               2,728,823
                                                                                          ------------
                                                                                          $  6,440,193
------------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                              58,888            $  1,364,246
------------------------------------------------------------------------------------------------------
  Hong Kong
    Li & Fung Ltd. (Wholesale)                                         134,000            $    157,372
    Peregrine Investment Holdings (Finance)                            509,000                    --
                                                                                          ------------
                                                                                          $    157,372
------------------------------------------------------------------------------------------------------
  Ireland
    Elan Corp., PLC, ADR (Medical and Health Products) *                 1,989            $    116,854
------------------------------------------------------------------------------------------------------
  Italy - 1.1%
    ERG S.P.A. (Oils)                                                  295,000            $    967,102
    Mediaset S.P.A. (Entertainment)                                    182,000               1,046,759
    Telecom Italia S.P.A., Saving Shares
      (Telecommunications)                                             306,000               1,107,879
                                                                                          ------------
                                                                                          $  3,121,740
------------------------------------------------------------------------------------------------------
  Japan - 7.4%
    Canon, Inc. (Office Equipment)                                     109,000            $  2,210,085
    Eisai Co. Ltd. (Medical and Health Products)                        86,000               1,022,505
    Kinki Coca-Cola Bottling Co. (Food and Beverage
      Products)                                                         56,000                 602,406
    Kirin Beverage Corp. (Food and Beverage Products)                  108,000               1,819,108
    NTT Data Corp (Telecommunications)                                     450               1,617,834
    Olympus Optical Co. (Conglomerate)                                 157,000               1,688,889
    Osaka Sanso Kogyo Ltd. (Chemicals)                                 206,000                 335,315
    Rohm Co. (Electronics)                                              14,000               1,426,752
    Sankyo Co. Ltd. (Medical and Health Products)                       44,000                 955,980
    Sony Corp. (Electronics)                                            50,000               3,648,266
    Takeda Chemical Industries (Medical and Health
      Products)                                                         67,000               1,749,682
    TDK Corp. (Electronics)                                             17,000               1,177,849
    Tokyo Broadcasting System, Inc. (Entertainment)                     93,000                 881,953
    Ushio, Inc. (Electronics)                                          216,000               1,803,822
                                                                                          ------------
                                                                                          $ 20,940,446
------------------------------------------------------------------------------------------------------
  Netherlands - 5.7%
    Akzo Nobel N.V. (Chemicals)                                        112,000            $  4,606,292
    Benckiser N.V. "B" (Consumer Goods and Services)                    80,000               4,570,853
    IHC Caland N.V. (Marine Equipment)*                                 19,599                 941,226
    ING Groep N.V. (Finance)*                                           56,133               3,311,748
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)*                                                        69,028               1,581,059
    Royal Dutch Petroleum Co. (Oils)                                    25,000               1,109,993
                                                                                          ------------
                                                                                          $ 16,121,171
------------------------------------------------------------------------------------------------------
  Norway - 0.3%
    Storebrand ASA (Insurance)                                         153,000            $    931,241
------------------------------------------------------------------------------------------------------
  Portugal - 1.8%
    Banco Espirito Santo e Comercial de Lisboa S.A
      (Banks and Credit Cos.)                                            8,937            $    265,378
    Banco Pinto & Sotto Mayor, S.A. (Banks and Credit
      Cos.)                                                            144,200               2,766,093
    Banco Pinto & Sotto Mayor, S.A., new shares (Banks
      and Credit Cos.)*                                                 14,420                 276,610
    Portugal Telecom S.A. (Utilities - Telephone)                       40,500               1,853,470
                                                                                          ------------
                                                                                          $  5,161,551
------------------------------------------------------------------------------------------------------
  Singapore - 0.2%
    Hong Leong Finance Ltd. (Finance)+                                 770,000            $    456,136
------------------------------------------------------------------------------------------------------
  Spain - 0.7%
    Repsol S.A. (Oils)                                                  43,000            $  1,938,230
------------------------------------------------------------------------------------------------------
  Sweden - 2.9%
    Astra AB (Medical and Health Products)                             126,000            $  2,051,786
    Saab Aerospace AB, "B" (Aerospace)*                                350,000               2,914,963
    Skandia Forsakrings AB (Insurance)                                  93,600               1,320,571
    Volvo AB (Automotive)                                               65,250               1,808,737
                                                                                          ------------
                                                                                          $  8,096,057
------------------------------------------------------------------------------------------------------
  Switzerland - 1.0%
    Barry Callebaut AG (Food and Beverage Products)*                     4,500            $  1,027,326
    Novartis AG (Medical and Health Products)                            1,095               1,703,670
                                                                                          ------------
                                                                                          $  2,730,996
------------------------------------------------------------------------------------------------------
  United Kingdom - 8.3%
    ASDA Group PLC (Supermarkets)                                      813,500            $  2,317,547
    Avis Europe PLC (Automotive)##                                     465,000               1,870,193
    British Aerospace PLC (Aerospace)*                                 502,716               3,251,862
    British Petroleum PLC (Oils)*                                      242,271               3,059,193
    British Petroleum PLC, ADR (Oils)                                    2,167                 158,462
    Capital Radio PLC (Broadcasting)                                    56,000                 594,038
    Jarvis Hotels PLC (Restaurants and Lodging)+                       293,800                 590,820
    Kwik-Fit Holdings PLC (Automotive)                                 179,000               1,163,876
    Lloyds TSB Group PLC (Banks and Credit Cos.)                       153,719               1,836,704
    LucasVarity PLC (Automotive)                                       888,000               3,154,794
    Next PLC (Stores)                                                  412,700               3,063,799
    Tomkins PLC (Conglomerate)*                                        592,000               2,450,421
                                                                                          ------------
                                                                                          $ 23,511,709
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $122,765,918
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $160,483,280)                                              $163,079,204
------------------------------------------------------------------------------------------------------

Bonds - 27.8%
------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)                   VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 23.5%
  Building - 0.6%
    Building Materials Corp., 8s, 2007                              $    1,525            $  1,460,187
    Nortek, Inc., 9.25s, 2007                                              250                 246,875
                                                                                          ------------
                                                                                          $  1,707,062
------------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    Iron Mountain, Inc., 10.125s, 2006                              $    1,500            $  1,545,000
------------------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Sterling Chemicals, Inc., 11.25s, 2007                          $    1,150            $  1,035,000
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.8%
    Hayes Wheels International, Inc., 9.125s, 2007                  $    1,500            $  1,515,000
    Kindercare Learning Centers, Inc., 9.5s, 2009                          650                 637,000
                                                                                          ------------
                                                                                          $  2,152,000
------------------------------------------------------------------------------------------------------
  Containers - 0.5%
    Silgan Holdings, Inc., 9s, 2009                                 $    1,500            $  1,515,000
------------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    Allbritton Communications Co., 9.75s, 2007                      $    1,000            $  1,030,000
    AMC Entertainment, Inc., 9.5s, 2009                                    100                  94,000
    Cinemark USA, Inc., 9.625s, 2008                                     1,000                 980,000
                                                                                          ------------
                                                                                          $  2,104,000
------------------------------------------------------------------------------------------------------
  Finance - 0.7%
    APP International Finance Co., 11.75s, 2005                     $    1,500            $    795,000
    Williams Scotsman, Inc., 9.875s, 2007                                1,300               1,280,500
                                                                                          ------------
                                                                                          $  2,075,500
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Borden, Inc., 9.25s, 2019                                       $    2,000            $  2,090,360
    Specialty Foods Corp., 10.25s, 2001                                    700                 560,000
                                                                                          ------------
                                                                                          $  2,650,360
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Gaylord Container Corp., 9.75s, 2007                            $    1,675            $  1,407,000
    U.S. Timberlands, 9.625s, 2007                                         900                 906,750
                                                                                          ------------
                                                                                          $  2,313,750
------------------------------------------------------------------------------------------------------
  Industrial - 0.8%
    AGCO Corp., 8.5s, 2006                                          $      650            $    633,750
    Esi Tractebel, 7.99s, 2011##                                           700                 675,500
    IMO Industries, Inc., 11.75s, 2006                                     750                 817,500
                                                                                          ------------
                                                                                          $  2,126,750
------------------------------------------------------------------------------------------------------
  Media - 0.7%
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                    $      700              $  647,500
    Hollinger International Publishing, Inc., 9.25s, 2007                1,300               1,287,000
                                                                                     -----------------
                                                                                          $  1,934,500
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    Tenet Healthcare Corp., 8.625s, 2007                            $      240            $    240,000
------------------------------------------------------------------------------------------------------
  Real Estate - 0.5%
    Prime Hospitality Corp., 9.25s, 2006                            $    1,300            $  1,313,000
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Red Roof Inns, Inc., 9.625s, 2003                               $      250            $    252,500
------------------------------------------------------------------------------------------------------
  Retail - 0.3%
    Musicland Group, Inc., 9.875s, 2008                             $      750            $    720,000
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Pathmark Stores, Inc., 9.625s, 2003                             $      750            $    697,500
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.4%
    CSC Holdings, Inc., 9.25s, 2005                                 $      750            $    772,500
    Level 3 Communications Inc., 9.125s, 2008##                          1,500               1,342,500
    NEXTEL Communications, Inc., 0s to 2002, 9.75s, 2007                   850                 484,500
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008                  1,200                 672,000
    Western Wireless Corp., 10.5s, 2007                                    750                 789,375
                                                                                          ------------
                                                                                          $  4,060,875
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 13.4%
    U.S. Treasury Bonds, 6.125s, 2027                               $   34,000            $ 37,766,520
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $ 66,209,317
------------------------------------------------------------------------------------------------------
Foreign Bonds - 4.3%
  Bermuda - 0.2%
    Flag Limited, 8.25s, 2008 (Telecommunications)##                $      600            $    558,000
------------------------------------------------------------------------------------------------------
  Canada - 0.4%
    Rogers Cablesystems, Inc., 9.625s, 2002
      (Telecommunications)                                          $    1,300            $  1,339,000
------------------------------------------------------------------------------------------------------
  Mexico - 0.6%
    United Mexican States, 11.5s, 2026                              $    2,000            $  1,634,000
------------------------------------------------------------------------------------------------------
  Philippines - 0.8%
    Bangko Sentral Ng Philipinas, 8.6s, 2027
      (Banks & Credit Cos.)                                         $    3,000            $  2,317,500
------------------------------------------------------------------------------------------------------
  Russia - 1.3%
    Ministry of Finance, Russia, 10s, 2007                          $    1,350            $    297,000
    Ministry of Finance, Russia, 12.75s, 2028##                            560                 133,000
    Russia Principal Loans, 3.313s, 2020+                               10,750               1,128,750
    Vnesheconombank, 6.625s, 2015                                       15,548               2,099,006
                                                                                          ------------
                                                                                          $  3,657,756
------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                  GBP          1,000            $    568,505
    Middleweb PLC, 10.5s, 2008(Media)##                                    750               1,055,754
                                                                                          ------------
                                                                                          $  1,624,259
------------------------------------------------------------------------------------------------------
  Venezuela - 0.4%
    Republic of Venezuela - DCB, 6.625s, 2007               VEB          2,714            $  1,058,569
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 12,189,084
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $94,876,093)                                                $ 78,398,401
------------------------------------------------------------------------------------------------------

Contingent Promissory Note - 5.8%
------------------------------------------------------------------------------------------------------
    Cargill COLT (Commodity Open Linked Trading), due 2002
      (Identified Cost $17,085,000), (Illiquid)                     $   17,000            $ 16,357,131
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.0%
------------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 9/01/98                           $    5,000            $  5,000,000
    Federal Home Loan Mortgage Corp., due 9/04/98 - 9/16/98             10,940              10,923,917
    Federal National Mortgage Association Discount
      Notes, 5.49s, 1998                                                 4,000               3,998,170
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $ 19,922,087
------------------------------------------------------------------------------------------------------

Call Options Purchased - 0.2%
------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                  OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                             (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Japanese Yen/September/140                                      $2,819,109            $    126,860
    Japanese Yen/September/142                                       5,750,160                 379,510
    Norwegian Krone/Deutsche Marks/October/4.35                         87,594                  14,891
------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $338,269)                                    $    521,261
------------------------------------------------------------------------------------------------------

Put Options Purchased
------------------------------------------------------------------------------------------------------
    U.S. Dollars/Australian Dollars/December/0.74
      (Premiums Paid, $50,341)                                      $   19,606            $        255
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $292,755,070)                                         $278,278,339
------------------------------------------------------------------------------------------------------

Put Options Written - (0.1)%
------------------------------------------------------------------------------------------------------
    Hong Kong Dollars/June/9                                HKD         72,600            $   (271,669)
    Japanese Yen/March/170                                  JPY      6,310,348                 (63,104)
------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $380,704)                                   $   (334,773)
------------------------------------------------------------------------------------------------------

Call Options Written - (0.1)%
------------------------------------------------------------------------------------------------------
    Japanese Yen/September/142
      (Premiums Received, $427,825)                         JPY      5,750,160            $   (427,825)
------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.6%                                                        4,656,525
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $282,172,266
------------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

      AUD = Australian Dollars           ITL = Italian Lire
      CAD = Canadian Dollars             JPY = Japanese Yen
      CHF = Swiss Francs                 NLG = Dutch Guilders
      DEM = Deutsche Marks               SEK = Swedish Kronor
      FRF = French Francs                SGD = Singapore Dollars
      GBP = British Pounds               VEB = Venezuelan Bolivars
      HKD = Hong Kong Dollars            ZAR = South African Rands

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $292,755,070)            $278,278,339
  Cash                                                                   19,721
  Premium receivable on options written                                 416,261
  Net receivable for forward foreign currency exchange
    contracts sold                                                    3,633,531
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      514,539
  Receivable for Fund shares sold                                       317,969
  Receivable for investments sold                                     1,099,911
  Interest and dividends receivable                                   2,582,189
  Receivable for daily variation margin on open futures
    contracts                                                           986,426
  Receivable for swap agreements                                        472,469
  Deferred organization expenses                                          8,236
  Other assets                                                            4,149
                                                                   ------------
      Total assets                                                 $288,333,740
                                                                   ------------
Liabilities:
  Payable for foreign currency, at value (identified cost, $317)   $        310
  Payable for Fund shares reaquired                                   1,354,248
  Payable for investments purchased                                     162,561
  Net payable for forward foreign currency exchange
    contracts to purchase                                             3,447,156
  Written options outstanding, at value (premiums received,
    $808,529)                                                           762,598
  Payable to affiliates -
      Management fee                                                     14,215
      Distribution fee                                                  259,568
  Accrued expenses and other liabilities                                160,818
                                                                   ------------
        Total liabilities                                          $  6,161,474
                                                                   ------------
Net assets                                                         $282,172,266
                                                                   ============
Net assets consist of:
    Paid-in capital                                                $277,952,509
    Unrealized depreciation on investments and translation of
      assets and liabilities in foreign currencies                   (8,378,276)
    Accumulated undistributed net realized gain on
      investments and foreign currency transactions                   9,534,810
    Accumulated undistributed net investment income                   3,063,223
                                                                   ------------
        Total                                                      $282,172,266
                                                                   ============
  Shares of beneficial interest outstanding                          17,288,083
                                                                   ============
Class A shares:
  Net asset value per share
    (net assets of $97,007,235 / 5,931,211 shares of
     beneficial interest outstanding)                                 $16.36
                                                                      ======
  Offering price per share (100 / 95.25) of net asset value
     per share)                                                       $17.18
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $147,881,567 / 9,068,429 shares of
     beneficial interest outstanding)                                 $16.31
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $37,248,280 / 2,286,290 shares of
     beneficial interest outstanding)                                 $16.29
                                                                      ======
Class I shares:
  Net asset value per share
    (net assets of $35,184 / 2,153 shares of beneficial
     interest outstanding)                                            $16.34
                                                                      ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 10,295,162
    Dividends                                                         3,443,499
    Foreign taxes withheld                                             (379,890)
                                                                   ------------
      Total investment income                                      $ 13,358,771
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,008,668
    Trustees' compensation                                               31,999
    Shareholder servicing agent fee                                     396,341
    Distribution and service fee (Class A)                              566,331
    Distribution and service fee (Class B)                            1,712,293
    Distribution and service fee (Class C)                              502,456
    Administrative fee                                                   47,410
    Printing                                                             46,411
    Postage                                                              73,103
    Custodian fee                                                       226,699
    Auditing fees                                                        55,429
    Legal fees                                                           10,389
    Amortization of organization expenses                                 8,983
    Miscellaneous                                                       251,018
                                                                   ------------
      Total expenses                                               $  5,937,530
    Fees paid indirectly                                                (53,302)
                                                                   ------------
      Net expenses                                                 $  5,884,228
                                                                   ------------
        Net investment income                                      $  7,474,543
                                                                   ------------
Realized and unrealized gain (loss) on investments:
    Realized gain (identified cost basis) -
      Investment transactions                                      $ 11,887,860
      Written option transactions                                     2,878,916
      Foreign currency transactions                                   4,265,689
      Futures contracts                                                  14,612
                                                                   ------------
        Net realized gain on investments and foreign
          currency transactions                                      19,047,077
                                                                   ------------
    Change in unrealized appreciation (depreciation) --
      Investments                                                  $(34,776,613)
      Written options                                                 1,201,401
      Translation of assets and liabilities in foreign currencies    (1,021,128)
      Futures contracts                                               4,869,369
      Swap agreements                                                   472,469
                                                                   ------------
        Net unrealized loss on investments and foreign currency
          translations                                             $(29,254,502)
                                                                   ------------
          Net realized and unrealized loss on investments and
            foreign currency                                       $(10,207,425)
                                                                   ------------
            Decrease in net assets from operations                 $ (2,732,882)
                                                                   ============
See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    1998                      1997
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  7,474,543              $  6,576,284
  Net realized gain on investments and foreign currency
    transactions                                                   19,047,077                21,501,570
  Net unrealized gain (loss) on investments and foreign
    currency translations                                         (29,254,502)               13,721,560
                                                                 ------------              ------------
    Increase (decrease) in net assets from operations            $ (2,732,882)             $ 41,799,414
                                                                 ------------              ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (4,262,705)             $ (2,207,631)
  From net investment income (Class B)                             (5,657,934)               (2,457,334)
  From net investment income (Class C)                             (1,631,022)                 (857,364)
  From net investment income (Class I)                                 (1,557)                     (256)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (8,352,846)               (5,984,967)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (12,932,341)               (9,094,467)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (3,894,361)               (2,927,754)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    (2,636)                     --
                                                                 ------------              ------------
    Total distributions declared to shareholders                 $(36,735,402)             $(23,529,773)
                                                                 ------------              ------------
Fund share (principal) transactions -
  Net increase (decrease) in net assets from Fund share
    transactions                                                 $(15,290,427)             $ 74,522,757
                                                                 ------------              ------------
      Total increase (decrease) in net assets                    $(54,758,711)             $ 92,792,398
Net assets:
  At beginning of year                                            336,930,977               244,138,579
                                                                 ------------              ------------
At end of year (including accumulated undistributed net
  investment income of $3,063,223 and $2,805,009,
  respectively)                                                  $282,172,266              $336,930,977
                                                                 ============              ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                 1998              1997             1996            1995           1994*
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $18.75            $17.68           $16.63          $15.33          $15.00
                                                    ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income(S)                          $ 0.47            $ 0.46           $ 0.43          $ 0.55          $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                     (0.69)             2.19             1.85            1.17            0.29
                                                    ------            ------           ------          ------          ------
      Total from investment operations              $(0.22)           $ 2.65           $ 2.28          $ 1.72          $ 0.33
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.72)           $(0.40)          $(0.49)         $(0.37)         $ --
  From net realized gain on investments and
    foreign currency transactions                    (1.45)            (1.18)           (0.74)          (0.05)           --
                                                    ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                                $(2.17)           $(1.58)          $(1.23)         $(0.42)         $ --
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $16.36            $18.75           $17.68          $16.63          $15.33
                                                    ======            ======           ======          ======          ======
Total return(+)                                     (1.72)%           15.67%           14.23%          11.48%           2.20%++
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                         1.44%             1.43%            1.48%           1.47%           1.50%+
  Net investment income                              2.57%             2.51%            2.45%           3.49%           2.43%+
Portfolio turnover                                    127%              128%             202%            118%              1%
Net assets at end of period (000 omitted)          $97,007          $111,959          $86,457         $58,663         $25,254
  * For the period from the commencement of the Fund's investment operations, July 22, 1994, through August 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
  Net investment income                               --              $ 0.45           $ 0.42          $ 0.52          $ 0.02
  Ratios (to average net assets)
    Expenses##                                        --               1.46%            1.53%           1.67%           2.62%+
    Net investment income                             --               2.48%            2.40%           3.29%           1.31%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                 1998              1997             1996            1995          1994**
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $18.70            $17.63           $16.58          $15.31          $15.00
                                                    ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income(S)                          $ 0.38            $ 0.36           $ 0.32          $ 0.43          $ 0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                     (0.69)             2.19             1.85            1.17            0.29
                                                    ------            ------           ------          ------          ------
      Total from investment operations              $(0.31)           $ 2.55           $ 2.17          $ 1.60          $ 0.31
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.63)           $(0.30)          $(0.38)         $(0.28)         $ --
In excess of net investment income                    --                --              (0.74)          (0.05)           --
  From net realized gain on investments
    and foreign currency transactions                (1.45)            (1.18)            --              --              --
                                                    ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                                $(2.08)           $(1.48)          $(1.12)         $(0.33)         $ --
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $16.31            $18.70           $17.63          $16.58          $15.31
                                                    ======            ======           ======          ======          ======
Total return                                       (2.23)%            15.01%           13.58%          10.65%           2.07%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         1.94%             1.98%            2.10%           2.24%           2.57%+
  Net investment income                              2.06%             1.96%            1.83%           2.75%           1.39%+
Portfolio turnover                                    127%              128%             202%            118%              1%
Net assets at end of period (000 omitted)         $147,882          $166,865          $124,399        $83,601         $26,495

 ** For the period from the commencement of the Fund's offering of Class B shares, July 22, 1994, through August 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
  Net investment income                               --                --               --              --            $ 0.01
  Ratios (to average net assets)
    Expenses##                                        --                --               --              --             3.21%+
    Net investment income                             --                --               --              --             0.75%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                 1998             1997            1996            1995         1994***
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $18.67            $17.62           $16.58          $15.31          $15.00
                                                    ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income(S)                          $ 0.38            $ 0.36           $ 0.33          $ 0.46          $ 0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                     (0.70)             2.18             1.85            1.16            0.28
                                                    ------            ------           ------          ------          ------
      Total from investment operations              $(0.32)           $ 2.54           $ 2.18          $ 1.62          $ 0.31
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.61)           $(0.31)          $(0.40)         $(0.30)         $ --
  From net realized gain on investments
    and foreign currency transactions                (1.45)            (1.18)           (0.74)          (0.05)           --
                                                    ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                                $(2.06)           $(1.49)          $(1.14)         $(0.35)         $ --
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $16.29            $18.67           $17.62          $16.58          $15.31
                                                    ======            ======           ======          ======          ======
Total return                                       (2.21)%            15.06%           13.62%          10.72%           2.07%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         1.94%             1.96%            2.03%           2.18%           2.50%+
  Net investment income                              2.06%             2.00%            1.89%           2.91%           1.68%+
Portfolio turnover                                    127%              128%             202%            118%              1%
Net assets at end of period (000 omitted)          $37,248           $58,074          $33,283         $19,325          $3,435

*** For the period from the commencement of the Fund's offering of Class C shares, July 22, 1994, through August 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
  Net investment income                               --                --               --              --            $ 0.02
  Ratios (to average net assets)
    Expenses##                                        --                --               --              --             3.18%+
    Net investment income                             --                --               --              --             1.00%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                       1998                  1997****
----------------------------------------------------------------------------------------------------------
                                                                         CLASS I
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $18.74                    $17.56
                                                                          ------                    ------
Income from investment operations# -
  Net investment income                                                   $ 0.57                    $ 0.28
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                          (0.70)                     1.16
                                                                          ------                    ------
      Total from investment operations                                    $(0.13)                   $ 1.44
                                                                          ------                    ------
Less distributions declared to shareholders -
  From net investment income                                              $(0.82)                   $(0.26)
  From net realized gain on investments and foreign currency
    transactions                                                           (1.45)                     --
                                                                          ------                    ------
      Total distributions declared to shareholders                        $(2.27)                   $(0.26)
                                                                          ------                    ------
Net asset value - end of period                                           $16.34                    $18.74
                                                                          ======                    ======
Total return                                                             (1.21)%                     8.22%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.94%                     0.97%+
  Net investment income                                                    3.07%                     3.43%+
Portfolio turnover                                                          127%                      128%
Net assets at end of period (000 omitted)                                    $35                       $34

**** For the period from the inception of Class I, January 7, 1997, through August 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Asset Allocation Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts and options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1998, $4,336,889 was reclassified from accumulated undistributed net realized gain on investments to accumulated net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At August 31, 1998, accumulated undistributed net investment income and realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales and futures transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,561 for the year ended August 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $55,821 for the year ended August 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $35,113 for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $36,677 and $9,661 for Class B and Class C shares, respectively, for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1998, were $802, $272,987, and $12,392 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                     PURCHASES             SALES
------------------------------------------------------------------------------------------------
U.S. government securities                                        $102,356,883      $ 67,527,805
                                                                  ------------    --------------
Investments (non-U.S. government securities)                      $259,085,989      $343,855,145
                                                                  ------------    --------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                                      $294,756,664
                                                                                    ------------
Gross unrealized appreciation                                                       $ 24,076,943
Gross unrealized depreciation                                                        (40,555,268)
                                                                                    ------------
  Net unrealized depreciation                                                       $(16,478,325)
                                                                                    ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                        YEAR ENDED AUGUST 31, 1998           YEAR ENDED AUGUST 31, 1997
                                      -----------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            5,609,590      $ 103,919,937         5,682,250        $104,763,615
Shares issued to shareholders
  in reinvestment of  distributions      663,135         11,483,111           420,579           7,433,254
Shares reacquired                     (6,312,593)      (117,203,453)       (5,021,414)        (93,197,777)
                                      ----------      -------------        ----------        ------------
  Net increase (decrease)                (39,868)     $  (1,800,405)        1,081,415        $ 18,999,092
                                      ==========      =============        ==========        ============

Class B Shares

                                         YEAR ENDED AUGUST 31, 1998            YEAR ENDED AUGUST 31, 1997
                                      -----------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            1,697,015      $  31,460,117         2,743,292        $ 50,100,639
Shares issued to shareholders
  in reinvestment of distributions       919,190         15,824,754           554,995           9,772,491
Shares reacquired                     (2,472,223)       (45,203,383)       (1,428,097)        (26,314,959)
                                      ----------      -------------        ----------        ------------
  Net increase                           143,982      $   2,081,488         1,870,190        $ 33,558,171
                                      ==========      =============        ==========        ============

Class C Shares

                                        YEAR ENDED AUGUST 31, 1998           YEAR ENDED AUGUST 31, 1997
                                      -----------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              574,075      $  10,640,951         1,647,309        $ 30,004,358
Shares issued to shareholders
  in reinvestment of distributions       220,230          3,793,114           173,083           3,043,659
Shares reacquired                     (1,618,988)       (30,011,782)         (598,498)        (11,114,875)
                                      ----------      -------------        ----------        ------------
  Net increase (decrease)               (824,683)     $ (15,577,717)        1,221,894        $ 21,933,142
                                      ==========      =============        ==========        ============

Class I Shares

                                         YEAR ENDED AUGUST 31, 1998          PERIOD ENDED AUGUST 31, 1997*
                                      -----------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                  107      $       2,021             2,194        $     39,686
Shares issued to shareholders
  in reinvestment of  distributions          241              4,186                13                 255
Shares reacquired                           --                 --                (402)             (7,589)
                                      ----------      -------------        ----------        ------------
  Net increase                               348      $       6,207             1,805        $     32,352
                                      ==========      =============        ==========        ============

*For the period from the inception of Class I, January 7, 1997, through August
 31, 1997.

(6) Line of Credit The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1998, was $2,124.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                             1998 CALLS                                      1998 PUTS
                                            -------------------------------       -------------------------------
                                                PRINCIPAL                             PRINCIPAL
                                                  AMOUNTS                               AMOUNTS
                                             OF CONTRACTS                          OF CONTRACTS
                                            (000 OMITTED)          PREMIUMS       (000 OMITTED)          PREMIUMS
-----------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Finnish Marks/Deutsche Marks                       --          $     --               170,385        $  142,065
  Norwegian Krona/Deutsche Marks                     --                --               114,683           156,225
  Swiss Francs/Deutsche Marks                      55,447           386,669                --                --
Options written -
  Canadian Dollar                                    --                --                70,513           851,807
  Deutsche Marks                                   67,350           101,054              64,801           331,780
  Deutsche Marks/British Pounds                    58,908           295,191             100,119           461,419
  Hong Kong Dollars                                  --                --                72,600           273,056
  Japanese Yen                                 23,205,974         2,537,359          31,268,501         1,343,483
  Japanese Yen/New Zealand Dollars              2,293,526           720,822                --                --
  Norwegian Krona/Deutsche Marks                     --                --               263,877            92,809
Options terminated in closing transactions -
  Canadian Dollar                                    --                --               (25,021)          (93,608)
  Finnish Marks/Deutsche Marks                       --                --              (170,385)         (142,065)
  Deutsche Marks                                  (67,350)         (101,054)            (64,801)         (331,780)
  Deutsche Marks/British Pounds                   (58,908)         (295,191)            (64,964)         (266,739)
  Japanese Yen                                (17,455,814)       (2,109,534)        (24,958,153)       (1,235,835)
  Japanese Yen/New Zealand  Dollars            (2,293,526)         (720,822)               --                --
  Norwegian Krona/Deutsche Marks                     --                --              (378,560)         (249,034)
  Swiss Francs/Deutsche Marks                     (55,447)         (386,669)               --                --
Options expired -
  Canadian Dollar                                    --                --               (45,492)         (758,199)
  Deutsche Marks/British Pounds                      --                --               (35,155)         (194,680)
                                                                -----------                          ------------
OUTSTANDING, END OF PERIOD                                      $   427,825                          $    380,704
                                                                ===========                          ============
Options outstanding at end of period
  consist of:
  Hong Kong Dollar                                   --                --                72,600           273,056
  Japanese Yen                                  5,750,160           427,825           6,310,348           107,648
                                                                -----------                          ------------
OUTSTANDING, END OF PERIOD                                      $   427,825                          $   380,704
                                                                ===========                          ============

At August 31, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                 9/25/98  CAD          4,128,194       $  2,817,880      $  2,631,329         $   186,551
                 9/02/98  CHF         49,103,326         33,108,850        34,016,222            (907,372)
                 9/25/98  DEM        136,091,956         75,922,026        77,478,009          (1,555,983)
                 9/25/98  FRF         48,922,928          8,267,968         8,306,767             (38,799)
                 9/25/98  GBP          7,950,000         13,366,932        13,305,971              60,961
                 5/03/99  HKD        134,708,000         16,948,666        16,495,545             453,121
                 9/25/98  ITL      6,183,953,963          3,538,743         3,557,673             (18,930)
                 9/25/98  JPY     11,939,761,041         89,945,597        84,779,970           5,165,627
                 9/25/98  NLG         38,304,281         19,267,711        19,310,467             (42,756)
                10/14/98  SGD         32,712,565         18,777,339        18,448,034             329,305
                 9/11/98  ZAR         49,702,679          7,652,041         7,650,235               1,806
                                                       ------------      ------------         -----------
                                                       $289,613,753      $285,980,222         $ 3,633,531
                                                       ============      ============         ===========
Purchases
                 9/25/98  AUD          8,632,740       $  4,865,585      $  4,936,529         $    70,944
                 9/25/98  CAD         36,694,189         25,044,543        23,389,018          (1,655,525)
                 9/02/98  CHF         51,648,347         35,423,142        35,781,489             358,347
                 9/25/98  DEM        137,070,490         77,058,792        78,035,094             976,302
                 9/25/98  GBP          7,950,000         13,224,825        13,305,971              81,146
                 5/03/99  HKD        134,708,000         16,481,196        16,495,545              14,349
                 9/25/98  JPY      8,402,940,104         62,824,200        59,666,271          (3,157,929)
                 9/25/98  SEK         32,518,037          4,024,754         4,045,446              20,692
                10/14/98  SGD         15,499,884          8,831,842         8,741,056             (90,786)
                 9/11/98  ZAR         22,410,250          3,526,674         3,461,978             (64,696)
                                                       ------------      ------------         -----------
                                                       $251,305,553      $247,858,397         $(3,447,156)
                                                       ============      ============         ===========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $564,039 with Deutsche Bank, $1,057,052 with Merrill Lynch and $1,036,398 with Bankers Trust and a net receivable of $900,889 with C.S. First Boston and $ 2,271,139 with Swiss Bank at August 31, 1998.

At August 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                                               UNREALIZED
                                                                                             APPRECIATION
DESCRIPTION                        EXPIRATION          CONTRACTS             POSITION      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
DAX Index                      September 1998                 41                Short          $1,250,343
CAC Index                      September 1998                190                Short             484,044
FTSE Index                     September 1998                 70                Short             174,642
Nikkei Index                   September 1998                118                Short             503,887
S&P 500 Index                  September 1998                 25                Short          (1,074,290)
S&P 500 Index                   December 1998                 70                 Long           3,530,743
                                                                                               ----------
                                                                                               $4,869,369
                                                                                               ==========

At August 31, 1998, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

Swap Agreements
Interest Rate Swaps
                                                      CASH FLOWS           CASH FLOWS
                           NOTIONAL PRINCIPAL            PAID BY          RECEIVED BY          UNREALIZED
EXPIRATION                 AMOUNT OF CONTRACT          THE TRUST            THE TRUST        APPRECIATION
---------------------------------------------------------------------------------------------------------
3/1/99                             11,000,000        Lehman High           Floating -            $472,469
                                                     Yield Index             1M Libor

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1998, the Fund owned the following restricted securities (constituting 0.37% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                   DATE OF          SHARE
DESCRIPTION                                    ACQUISITION         AMOUNT            COST           VALUE
-----------------------------------------------------------------------------------------------------------
Hong Leong Finance Ltd.                            6/12/95        770,000      $2,346,470      $  456,136
Jarvis Hotels                                      7/02/96        293,800         728,892         590,820
                                                                                               ----------
                                                                                               $1,046,956
                                                                                               ==========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Global Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Asset Allocation Fund (the Fund) formerly MFS World Asset Allocation Fund, including the schedule of portfolio investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from July 22, 1994 (commencement of operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Asset Allocation Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from July 22, 1994 (commencement of operations) to August 31, 1994, in conformity with generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP
Boston, Massachusetts
October 7, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $12,220,306 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED AUGUST 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 2.32%.

--------------------------------------------------------------------------------

MFS(R) Global Asset Allocation Fund

Trustees                                               Secretary
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              Assistant Secretary
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       Custodian
Lawrence H. Cohn, M.D. - Chief of Cardiac              State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital; Professor
of Surgery, Harvard Medical School                     Auditors
                                                       Ernst & Young LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;                Investor Information
Chairman, Colonial Insurance Company, Ltd.             For MFS stock and bond market outlooks, call
                                                       toll free: 1-800-637-4458 anytime from a
Abby M. O'Neill - Private Investor                     touch-tone telephone.

Walter E. Robb, III - President and Treasurer,         For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial          financial adviser or, for an information kit,
consultants); President, Benchmark                     call toll free: 1-800-637-2929 any business day
Consulting Group, Inc. (office services)               from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                       message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,               Investor Service
MFS Investment Management                              MFS Service Center, Inc.
                                                       P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief                   Boston, MA 02107-9906
Executive Officer, and Director,
MFS Investment Management                              For general information, call toll free:
                                                       1-800-225-2606 any business day from
J. Dale Sherratt - President, Insight Resources,       8 a.m. to 8 p.m. Eastern time.
Inc. (acquisition planning specialists)
                                                       For service to speech- or hearing-impaired, call
Ward Smith - Former Chairman (until 1994),             toll free: 1-800-637-6576 any business day from
NACCO Industries (holding company)                     9 a.m. to 5 p.m. Eastern time. (To use this
                                                       service, your phone must be equipped with a
Investment Adviser                                     Telecommunications Device for the Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                                    For share prices, account balances, and
Boston, MA 02116-3741                                  exchanges, call toll free: 1-800-MFS-TALK
                                                       (1-800-637-8255) anytime from a touch-tone
Distributor                                            telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                    World Wide Web
Boston, MA 02116-3741                                  www.mfs.com

Asset Allocation Committee
John W. Ballen*
Leslie J. Nanberg*
Jeffrey L. Shames*
James T. Swanson*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) Global Asset Allocation                                      Bulk Rate
Fund                                                              U.S. Postage
                                                                      Paid
                                                                      MFS
[Logo  MFS(R)                                                   ----------------
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
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